Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2020
Financial risk management objectives and policies [abstract]
Financial risk management objectives and policies

20.      Financial risk management objectives and policies

The Company’s financial liabilities are long-term borrowings, trade and other payables and the financial derivative instrument. The main purpose of these financial liabilities is to assist the Company in the financing of its operations and the acquisition of vessels. The Company has various financial assets such as trade accounts receivable and cash and short-term deposits, which arise directly from its operations. The main risks arising from the Company’s financial instruments are cash flow interest rate risk, credit risk, liquidity risk and foreign currency risk.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s long-term debt obligations with floating interest rates. As of December 31, 2019, 10% of the Company’s long term borrowings were at a fixed rate of interest and as of December 31, 2020, the Company had no long-term borrowings at a fixed interest rate.

Interest rate risk table

The following table demonstrates the sensitivity to a reasonably possible change in interest rates, with all other variables held constant, of the Company’s loss.

	Increase/(Decrease) in basis points	Effect on loss
2020
$ Libor	+15	(57)
	-20	75
2019
$ Libor	+15	(55)
	-20	73

Foreign currency risk

The following table demonstrates the sensitivity to a reasonably possible change in the Euro exchange rate, with all other variables held constant, to the Company’s loss due to changes in the fair value of monetary assets and liabilities. The Company’s exposure to foreign currency changes for all other currencies as of December 31, 2020 and 2019, was not material.

	Change in rate	Effect on loss
2020	+10%	(258)
	-10%	258

2019	+10%	(255)
	-10%	255

Credit risk

The Company operates only with recognised, creditworthy third parties including major charterers, commodity traders and government owned entities. Receivable balances are monitored on an ongoing basis with the result that the Company’s exposure to impairment on trade accounts receivable is not significant. The maximum exposure is the carrying value of trade accounts receivable as indicated in the consolidated statement of financial position. With respect to the credit risk arising from other financial assets of the Company such as cash and cash equivalents, the Company’s exposure to credit risk arises from default of the counter parties, which are recognised financial institutions. The Company performs annual evaluations of the relative credit standing of these counter parties. The exposure of these financial instruments is equal to their carrying amount as indicated in the consolidated statement of financial position.

Concentration of credit risk table:

The following table provides information with respect to charterers who individually, accounted for approximately more than 10% of the Company’s revenue for the years ended December 31, 2020, 2019 and 2018:

	2020	%	2019	%	2018	%
A	751	6%	3,476	22%	3,679	21%
B	-	-	-	-	2,873	17%
Other	11,002	94%	12,147	78%	10,802	62%
Total	11,753	100%	15,623	100%	17,354	100%

Liquidity risk

The Company mitigates liquidity risk by managing cash generated by its operations, applying cash collection targets appropriately. The vessels are normally chartered under time-charter, bareboat and spot agreements where, as per the industry practice, the charterer pays for the transportation service 15 days in advance, supporting the management of cash generation. Vessel acquisitions are carefully controlled, with authorisation limits operating up to board level and cash payback periods applied as part of the investment appraisal process. In this way, the Company maintains a good credit rating to facilitate fund raising. In its funding strategy, the Company’s objective is to maintain a balance between continuity of funding and flexibility through the use of bank loans. Excess cash used in managing liquidity is only invested in financial instruments exposed to insignificant risk of changes in market value or are being placed on interest bearing deposits with maturities fixed usually for no more than 3 months. The Company monitors its risk relating to the shortage of funds by considering the maturity of its financial liabilities and its projected cash flows from operations.

The table below summarises the maturity profile of the Company’s financial liabilities (including interest) at December 31, 2020 and 2019 based on contractual undiscounted cash flows.

Year ended December 31, 2020	Less than 3 months	3 to 12 months	1 to 5 years	More than 5 years	Total
Long-term debt	2,302	6,752	32,362	-	41,416
Lease liabilities	106	106	426	-	638
Accrued liabilities and other payables	2,159	-	-	-	2,159
Trade accounts payables	4,758	-	-	-	4,758
Total	9,325	6,858	32,788	-	48,971

Year ended December 31, 2019*	Less than 3 months	3 to 12 months	1 to 5 years	More than 5 years	Total
Long-term debt	4,674	3,776	42,247	-	50,697
Lease liabilities	126	106	567	1	800
Accrued liabilities and other payables	1,971	-	-	-	1,971
Trade accounts payables	4,735	-	-	-	4,735
Total	11,506	3,882	42,814	1	58,203

* This table includes both the derivative component and the non-derivative host of the hybrid agreements of both the Firment Shipping Credit Facility and the Convertible Note (see note 11).

Capital management

The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise shareholder value. The Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares as well as managing the outstanding level of debt. Lenders may impose capital structure or solvency ratios (refer to note 11). No changes were made in the objectives, policies or processes during the years ended December 31, 2020 and 2019. The Company monitors capital using the ratio of net debt to book capitalisation adjusted for the market value of the Company’s vessels plus net debt.

The Company includes within net debt, interest bearing loans gross of unamortized debt discount, less cash.

Adjusted book capitalization refers to total equity adjusted for the market value of the Company’s vessels.

	December 31,
	2020	2019
Interest bearing loans	37,000	38,487
Cash (including restricted cash)	(21,103)	(4,801)
Net debt	15,897	33,686

Equity	42,094	9,879
Adjustment for the market value of vessels (charter-free)	493	(2,902)
Adjusted book capitalization	42,587	6,977

Adjusted book capitalization plus net debt	58,484	40,663
Ratio	27%	83%

The Company’s objective is to maintain the ratio of net debt to adjusted capitalization plus net debt to the range of 60%- 80%. Net debt as calculated above is not consistent with the International Financial Reporting Standards (“IFRS”) definition of debt.

The following reconciliation is provided:

	December 31,
	2020	2019
Debt in accordance with IFRS (long and short-term borrowings)	36,552	37,746
Add: Unamortized debt discount	448	741
	37,000	38,487
Less: Cash and bank balances and bank deposits (including restricted cash)	21,103	4,801
Net debt	15,897	33,686